SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 21, 2007

SKINS INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-51119	20-4711789
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

45 West 21st Street, 2nd Floor New York, NY 10010
(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 561-5111

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 21, 2007, Skins Inc., a Nevada corporation (the “Company”) sold a total of 4,000,000 units to seven investors and raised an aggregate of $3,000,000 in a private offering under Regulation S of the Securities Act of 1933, as amended. The offering was made pursuant to a subscription agreement dated May 21, 2007, which is attached hereto as Exhibit 10.1. Each unit consists of one share of common stock of the Company and one share purchase warrant, a form of which is attached hereto as Exhibit 4.1, exercisable at an exercise price of $1.00 per share at any time upon election of the holder during the 30 month period following the offering. The Company agreed to register the shares of common stock and the shares of common stock underlying the warrants on a registration statement that must be filed with the Securities and Exchange Commission within 30 days after the closing of the offering.

The securities were offered and sold in reliance upon exemptions from registration pursuant to Regulation S of the Securities Act of 1933, as amended. For each stockholder, the Company complied with the conditions of Rule 903 as follows:

•	The purchasers in this offering are all non-U.S. residents.

•	Appropriate legends were affixed to the stock certificates issued in accordance with Regulation S.

•	Purchasers agreed they were not acquiring the securities for the account or benefit of a U.S. person.

•
Purchasers agreed to resell the securities only in accordance with the provisions of Regulation S, pursuant to a registration statement under the Securities Act of 1933 or pursuant to an available exemption from registration and agreed not to engage in hedging transactions with regard to the securities unless in compliance with the Securities Act.

•	The Company will refuse to register any transfer of the shares not made in accordance with Regulation S, after registration or under an exemption.

THIS CURRENT REPORT IS NOT AN OFFER OF SECURITIES FOR SALE. SECURITIES SOLD IN THE OFFERING ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information from Item 1.01, above, is herein incorporated by reference.

Exhibits:

Exhibits	Description

4.1	Form of Stock Purchase Warrant dated May 21, 2007.

10.1	Form of Subscription Agreement dated May 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2007
SKINS INC.

	By:	/s/ Mark Klein
Name Mark Klein
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibits	Description

4.1	Form of Stock Purchase Warrant dated May 21, 2007.

10.1	Form of Subscription Agreement dated May 21, 2007.